Exhibit 10.1


           AMENDMENT No. 7, dated as of January 1, 2005, to AMENDED AND RESTATED MANAGEMENT AGREEMENT, dated as of January 1, 1999, as amended by Amendment No. 1, dated as of January 1, 2000, Amendment No. 2, dated as of January 1, 2001, Amendment No. 3, dated as of June 27, 2001, Amendment No. 4, dated as of January 1, 2002, Amendment No. 5, dated as of January 1, 2003 and Amendment No. 6 dated as of January 1, 2004 (as so amended, the "Agreement"), by and among G-I Holdings Inc., Merick Inc., International Specialty Products Inc. ("ISP"), International Specialty Holdings Inc. ("ISH"), ISP Investco LLC ("Investco"), ISP Synthetic Elastomers LP ("Elastomers"), GAF Broadcasting Company, Inc., Building Materials Corporation of America ("BMCA"), and ISP Management Company, Inc. (the "Company"), as assignee of ISP Chemco Inc. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

           WHEREAS, in accordance with Section 7 of the Agreement, the parties desire to adjust the management fees payable to the Company under the Agreement in order to properly reflect the costs to the Company of providing services thereunder;

           NOW, THEREFORE, the parties hereby amend the Agreement as follows:

            1. Section 3 of the Agreement is hereby amended, effective as of the date hereof, to read in its entirety as follows:

                  "In consideration of the Company providing Services hereunder, each of the parties listed below shall pay to the Company a management fee (the "Management Fee") at the following respective rates for the quarter ending March 31, 2005 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement: BMCA (on behalf of itself, its parent and its subsidiaries) - $1,000,000; ISP - $5,000; ISH - $20,000; Elastomers -
                  $3,919,000 and Investco (on behalf of itself and its subsidiaries) - $1,160,000. Notwithstanding the foregoing, the Management Fee rate for the quarter ending June 30, 2005 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement for Investco (on behalf of itself and its subsidiaries) shall be $685,000. The Management Fee shall be payable monthly in arrears.

                  In addition to the Management Fee, a wholly owned subsidiary of BMCA shall pay to the Company (as successor to both the overlandlord's and sublandlord's interests in the subject real property) rent payments pursuant to and in accordance with the terms of the Sublease (as amended) between such wholly owned subsidiary of BMCA and Company, the form of which is attached as Exhibit A hereto and made a part hereof.

                  In consideration of BMCA providing G-I Services hereunder, G-I Holdings Inc. (on behalf of itself and its subsidiaries other than BMCA and BMCA's subsidiaries) shall pay to BMCA a management fee (the "G-I Management Fee") at the rate of $215,000 for the quarter ended March 31, 2005 and for each quarter thereafter for which this Agreement has been extended as provided in Section 1 of this Agreement. The G-I Management Fee shall be payable monthly in arrears."

            2. Exhibit A to the Agreement is hereby amended to substitute therefore Exhibit A to this Amendment.

            3. In all other respects, the Agreement as previously amended shall remain in full force and effect.

            4. This Amendment is subject to the approval of the Board of Directors of the Company.

            5. This Amendment may be executed in one or more counterparts, each of which shall be an original but all of which, taken together, shall constitute one and the same instrument. Failure by any one party to execute this Amendment shall not affect the rights and obligations of any other party signatory hereto.

           IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

G-I HOLDINGS INC.                                        GAF BROADCASTING COMPANY, INC.

By:     /s/Peter J. Ganz                                 By:     /s/Susan B. Yoss
        ------------------------------------                     ---------------------------------
Name:   Peter J. Ganz                                    Name:   Susan B. Yoss
Title:  President, Chief Executive Officer,              Title:  Senior Vice President,
        General Counsel and Secretary                            Chief Financial Officer and
                                                                 Treasurer


MERICK INC.                                              BUILDING MATERIALS CORPORATION OF AMERICA

By:     /s/Susan B. Yoss                                 By:     /s/John F. Rebele
        ------------------------------------                     ---------------------------------
Name:   Susan B. Yoss                                    Name:   John F. Rebele
Title:  Senior Vice President,                           Title:  Senior Vice President and
        Chief Financial Officer                                  Chief Financial Officer
        and Treasurer


INTERNATIONAL SPECIALTY PRODUCTS INC.                    ISP MANAGEMENT COMPANY, INC.

By:     /s/Salvatore J. Guccione                         By:     /s/Salvatore J. Guccione
        ------------------------------------                     ---------------------------------
Name:   Salvatore J. Guccione                            Name:   Salvatore J. Guccione
Title:  Senior Vice President and                        Title:  Senior Vice President and
        Chief Financial Officer                                  Chief Financial Officer


ISP SYNTHETIC ELASTOMERS LP                              ISP INVESTCO LLC
By:  ISP Synthetic GP LLC,                               By:  International Specialty Holdings, Inc.
     its General Partner                                      its sole member

By:     /s/Salvatore J. Guccione                         By:     /s/Susan B. Yoss
        ------------------------------------                     ---------------------------------
Name:   Salvatore J. Guccione                            Name:   Susan B. Yoss
Title:  Senior Vice President and                        Title:  Executive Vice President -
        Chief Financial Officer                                  Finance and Treasurer


INTERNATIONAL SPECIALTY HOLDINGS INC.

By:     /s/Salvatore J. Guccione
        ------------------------------------
Name:   Salvatore J. Guccione
Title:  Senior Vice President and
        Chief Financial Officer


                                                                     EXHIBIT A


                              AMENDMENT OF SUBLEASE
                              ---------------------


           THIS AMENDMENT (the "Amendment") is made as of January 1, 2005 by and between ISP MANAGEMENT COMPANY, INC. ("Sublessor") and BUILDING MATERIALS MANUFACTURING CORPORATION, as successor-in-interest to Building Materials Corporation of America ("Sublessee").

                                   WITNESSETH
                                   ----------

           WHEREAS, Sublessor and Sublessee entered into a certain Sublease Agreement dated as of January 1, 1998, as amended by Amendment of Sublease dated as of January 1, 1999, and as further amended by Amendment of Sublease dated as of January 1, 2000, Amendment of Sublease dated as of April 5, 2000, Amendment of Sublease dated as of January 1, 2001, Amendment of Sublease dated as of January 1, 2002, Amendment of Sublease dated as of January 1, 2003 and Amendment of Sublease dated as of January 1, 2004 (collectively, the "Sublease"); and,

           WHEREAS, Sublessor and Sublessee wish to modify the Sublease as provided below.

           NOW THEREFORE, in consideration of the mutual covenants herein set forth, and other good and valuation consideration, the receipt and sufficiency of which are hereby adknowledged, Sublessor and Sublessee hereby agree to amend the Sublease as follows:

            1. Paragraph 4 (Rent) is amended to increase the rent for the period commencing January 1, 2005 through and including May 31, 2005 to $152,166.70 per month and for the period commencing June 1, 2005 through and including December 31, 2005 to $158,725.00 per month, based on an annual rent prorated as of June 1, 2005 of $1,871,908. The rent for any partial calendar month shall be prorated based on the actual number of days in such calendar month.

           Except as expressly provided above, the terms, provisions and conditions of the Sublease remain unmodified and in full force and effect.


                  (Remainder of page left blank intentionally.)

IN WITNESS WHEREOF, Sublessor and Sublessee have executed this amendment as of the date first set forth above.



SUBLESSOR:                                 SUBLESSEE:

ISP MANAGEMENT COMPANY, INC.,              BUILDING MATERIALS
A Delaware corporation                     MANUFACTURING CORPORATION,
                                           A Delaware corporation


By:     /s/Salvatore J. Guccione           By:     /s/John F. Rebele
        ------------------------                   --------------------------
Name:   Salvatore J. Guccione              Name:   John F. Rebele
Title:  Senior Vice President and          Title:  Senior Vice President and
        Chief Financial Officer                    Chief Fianancial Officer